Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual report of Xynergy Corporation (the Company) on Form 10-KSB/A for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Raquel Zepeda, Chief Executive Officer, Chairman and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 22, 2004                By: /s/ Raquel Zepeda
                                           -------------------------------------
                                           Raquel Zepeda
                                           Chief Executive Officer,
                                           Chairman and Director

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual report of Xynergy Corporation (the Company) on Form 10-KSB/A for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Edward Rose, Chief Financial Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 22, 2004                 By: /s/ Edward A. Rose
                                           -------------------------------------
                                           Edward Rose
                                           Chief Financial Officer, Secretary
                                           and Director